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                                                                  EXHIBIT 10(oo)


                       [COEUR D'ALENE MINES LETTERHEAD]


June 28, 1994


Mr. William F. Boyd
Coeur d'Alene Mines Corporation
505 Front Avenue
P.O. Box I
Coeur d'Alene, Idaho  83814

Dear Bill:

         I am pleased to present to you for execution in duplicate this letter pertaining to the Company's Non-qualified Stock Option Agreement, Restricted Stock Grant Agreement and Severance Agreement. (The Stock Option Agreement and the Stock Grant Agreement are made pursuant to the 1989 Long-Term Incentive Plan.)

Severance Agreement

         The Severance Agreement which is dated as of March 30, 1989 currently terminates at December 31, 1994, subject to all of the terms of that agreement. However, this letter will document a new termination date at December 31, 1995 and continuing from year-to-year thereafter unless terminated at the end of any year by written notice from the company to you, or in accordance with the terms of the agreement. All other terms and conditions of the Severance Agreement shall remain exactly the same.

Non-qualified Stock Option Agreement

         The Non-qualified Stock Option Agreement was made March 30, 1989.   It
is amended each year in the discretion of the board of directors with respect to issuance of shares pursuant to the agreement, and may be amended in other ways in accordance with its terms. This letter is intended to, and does, confirm that you agree to the terms of the contract, as it may be amended from time- to-time as to issuance of shares, or in other ways in accordance with the agreement.

Restricted Stock Grant Agreement

         The Restricted Stock Grant Agreement was made March 30, 1989.   It is
amended each year in the discretion of the board of directors with respect to issuance of shares pursuant to the agreement, and may be amended in other ways in accordance with its terms. This letter is intended to, and does, confirm that you agree to the terms of the contract, as it may be amended
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Mr. William F. Boyd
June 28, 1994
Page Two


from time-to-time as to issuance of shares, or in other ways in accordance with the agreement.

Signature

         By signing this letter below it is understood that you agree to the terms of the three agreements. The signature of your spouse below shows that your spouse agrees to be bound by all of the terms and conditions of the Stock Option Agreement and the Stock Grant Agreement. Please return one signed letter to me.

                                                         Very truly yours,

                                                         /s/ DENNIS E. WHEELER
                                                         ---------------------
                                                         Dennis E. Wheeler

DEW/mw




DATED:                                                   /s/ WILLIAM F. BOYD
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                                                         William F. Boyd

DATED: 7/5/94                                            /s/ JOAN BOYD
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                                                         Joan Boyd